UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21983

NASDAQ Premium Income & Growth Fund Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeking to provide a high level of after-tax total return.

Semi-Annual Report

June 30, 2012

NASDAQ Premium
Income & Growth
Fund Inc.

QQQX

Dow 30SM Premium &
Dividend Income
Fund Inc.

DPD

Dow 30SM Enhanced
Premium & Income
Fund Inc.

DPO

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Share Distribution and Price Information	8

Performance Overviews	10

Shareholder Meeting Report	13

Portfolios of Investments	14

Statement of Assets and Liabilities	31

Statement of Operations	32

Statement of Changes in Net Assets	33

Financial Highlights	34

Notes to Financial Statements	36

Annual Investment Management Agreement Approval Process	48

Reinvest Automatically, Easily and Conveniently	57

Glossary of Terms Used in this Report	59

Additional Fund Information	63

Chairman's
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2012

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

NASDAQ Premium Income & Growth Fund Inc. (QQQX)
Dow 30SM Premium & Dividend Income Fund Inc. (DPD)
Dow 30SM Enhanced Premium & Income Fund Inc. (DPO)

The Funds are managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Keith Hembre, CFA, David Friar and James Colon, CFA, manage the portfolios. Here the team talks about their management strategies and the performance of the Funds for the six-months ended June 30, 2012.

What key strategies were used to manage the Funds during this reporting period?

Each Fund pursues a two-part investment strategy, consisting of an equity strategy and an option overlay strategy.

QQQX's core equity strategy is to invest in an optimized portfolio of equities designed to track the price movement of the NASDAQ-100 Stock Index, a market capitalization weighted index. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Index call options are written on approximately 30-50% of the Fund's net asset value (NAV).

DPD's core equity strategy is to invest in a portfolio of equities designed to track the price movement of the Dow Jones Industrial Average (DJIA). As the DJIA is a price weighted index, this is accomplished by holding an equal number of shares in each index component. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Call options are written on all the stocks held in the portfolio, generally on a pro-rata basis, between 40%-60% of the notional equity exposure.

DPO's core equity strategy is to invest in a portfolio of equities designed to track the price movement of the DJIA. Total exposure to the equity strategy is augmented by the purchase of other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e. leverage) to the return of the DJIA stocks. The option overlay is designed to provide incremental cash flow and serve as a risk management strategy by lowering the overall beta of the Fund. Call options are written on all the stocks held in the portfolio, generally on a pro-rata basis. The overlay percentage is typically between 40%-60% of the total notional exposure of each of the underlying stocks within the portfolio.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*  Six-month returns are cumulative; all other returns are annualized.

**  Since inception returns for QQQX and its comparative index are from 1/30/07, for DPD and its comparative average are from 4/29/05, and for DPO and its comparative average are from 5/30/07.

***  Refer to Glossary of Terms Used in this Report for definitions. Indexes and averages are not available for direct investment.

How did the Funds perform over this six-month period?

The performance of the Funds, as well as for comparative indexes, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value*

For periods ended 6/30/12

Fund	6-Month	1-Year	5-Year	Since Inception**
QQQX	13.26%	14.32%	5.48%	6.62%
Nasdaq-100 Index***	14.83%	12.50%	6.22%	7.36%
DPD	5.38%	5.58%	2.90%	5.96%
Dow Jones Industrial Average (DJIA)***	6.83%	6.63%	2.00%	6.07%
DPO	7.01%	7.70%	2.81%	2.34%
Dow Jones Industrial Average (DJIA)***	6.83%	6.63%	2.00%	1.65%

For the six-month period ended June 30, 2012, QQQX and DPD underperformed their comparative indexes, while DPO slightly outperformed its benchmark.

QQQX seeks to dampen the beta of the overall portfolio by selling call options on a percentage of the Fund's net asset value (NAV). This strategy provides incremental cash flow to the Fund, and also allows the Fund to participate in any equity market rally for the portion of the Fund's assets that are not included in the call overwrite, typically an amount corresponding to between 30% and 60% of the Fund's assets. Those portions of the Fund subject to overwrite have their upside potential capped at the amount of premium received for the option. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark. The reporting period was marked by a rising market, with minimal volatility levels. As a result, the Fund underperformed for the six-month period.

The equity portfolio of DPD is constructed to substantially replicate the securities in the DJIA, and therefore the Fund's performance is expected to be very similar to this measure. As described previously, the Fund seeks to dampen the beta of the overall portfolio by selling call options on a pro-rata percentage of each security held in the portfolio. The options sold provide incremental cash flow in exchange for giving up the potential upside of each stock above the options strike price. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the benchmark. During the reporting period the DJIA rose modestly. As a result, the Fund underperformed for the period.

DPO seeks to dampen the beta of the overall portfolio by selling call options on a pro-rata percentage of each name held in the portfolio. The options sold provide incremental cash flow in exchange for giving up the potential upside of each stock above the options strike price. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Fund's total return relative to the

Nuveen Investments

benchmark. The Fund also invested in swaps that receive the total return of the DJIA while paying a floating rate of interest, adding leverage and equity exposure to the Fund. During the reporting period the DJIA rose modestly. As a result of its extra market exposure due to leverage, the Fund slightly outperformed the benchmark.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. The following risks are listed in order of priority.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Call Option Risks. The value of call options sold (written) by the Funds will fluctuate. The Funds may not participate in any appreciation of its equity portfolio as fully as it would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of the equity portfolio.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Index Call Option Risk. Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Share Distribution
and Price Information

Distribution Information

The following information regarding each Fund's distributions is current as of June 30, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the six-month reporting period, the Funds quarterly distributions to shareholders remained stable. Some of the important factors affecting the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

Nuveen Investments

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund's IRS From 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding each Fund's distributions and total return performance for the six-months ended June 30, 2012. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Fund's distributions.

As of 6/30/12	QQQX	DPD	DPO
Inception date	1/30/07	4/29/05	5/30/07
Six months ended June 30, 2012:
Per share distribution:
From net investment income	$0.00	$0.12	$0.09
From realized capital gains	0.00	0.10	0.15
Return of capital	0.60	0.31	0.20
Total per share distribution	$0.60	$0.53	$0.44
Annualized distribution rate on NAV	7.80%	7.33%	7.77%
Average annual total returns:
6-Month (Cumulative) on NAV	13.26%	5.38%	7.01%
1-Year on NAV	14.32%	5.58%	7.70%
5-Year on NAV	5.48%	2.90%	2.81%
Since inception on NAV	6.62%	5.96%	2.34%

Share Repurchases and Price Information

As of June 30, 2012 and since the inception of the Funds' repurchase programs, the Funds have not repurchased any of their outstanding shares.

At June 30, 2012, and during the six-month reporting period, the Funds' share prices were trading at (-) discounts relative to their NAVs as shown in the accompanying table.

Fund	6/30/12 (-) Discount	Six-Month Average (-) Discount
QQQX	-0.71%	-3.83%
DPD	-6.91%	-6.45%
DPO	-4.41%	-5.96%

Nuveen Investments

Fund Snapshot

Share Price	$15.28
Net Asset Value (NAV)	$15.39
Premium/(Discount) to NAV	-0.71%
Current Distribution Rate[1]	7.91%
Net Assets Applicable to Common Shares ($000)	$283,885

Average Annual Total Returns

(Inception 1/30/07)

	On Share Price	On NAV
6-Month (Cumulative)	21.89%	13.26%
1-Year	15.58%	14.32%
5-Year	6.69%	5.48%
Since Inception	6.18%	6.62%

Portfolio Composition

(as a % of total investments)2,3

Computers & Peripherals	21.3%
Software	15.6%
Internet Software & Services	9.7%
Semiconductors & Equipment	8.7%
Communications Equipment	7.2%
Biotechnology	5.5%
Internet & Catalog Retail	5.4%
Media	5.2%
Specialty Retail	2.2%
Pharmaceuticals	1.8%
Short-Term Investments	2.6%
Other	14.8%

QQQX

Performance

OVERVIEW

NASDAQ Premium Income & Growth Fund Inc.

  as of June 30, 2012

Portfolio Allocation (as a % of total investments)2,3

2011-2012 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

Nuveen Investments

DPD

Performance

OVERVIEW

Dow 30SM Premium & Dividend Income Fund Inc.

  as of June 30, 2012

Portfolio Allocation (as a % of total investments)2,3

2011-2012 Distributions Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

Fund Snapshot

Share Price	$13.47
Net Asset Value (NAV)	$14.47
Premium/(Discount) to NAV	-6.91%
Current Distribution Rate[1]	7.90%
Net Assets Applicable to Common Shares ($000)	$173,866

Average Annual Total Returns

(Inception 4/29/05)

	On Share Price	On NAV
6-Month (Cumulative)	6.65%	5.38%
1-Year	0.41%	5.58%
5-Year	1.21%	2.90%
Since Inception	4.29%	5.96%

Portfolio Composition

(as a % of total investments)2,3

IT Services	11.2%
Oil, Gas & Consumable Fuels	10.9%
Aerospace & Defense	8.6%
Pharmaceuticals	7.6%
Industrial Conglomerates	6.3%
Hotels, Restaurants & Leisure	5.1%
Machinery	4.9%
Diversified Telecommunication Services	4.6%
Beverages	4.5%
Food & Staples Retailing	4.0%
Insurance	3.6%
Household Products	3.5%
Consumer Finance	3.3%
Specialty Retail	3.0%
Chemicals	2.9%
Short-Term Investments	2.8%
Other	13.2%

Nuveen Investments

Fund Snapshot

Share Price	$10.83
Net Asset Value (NAV)	$11.33
Premium/(Discount) to NAV	-4.41%
Current Distribution Rate[1]	8.05%
Net Assets Applicable to Common Shares ($000)	$315,728

Average Annual Total Returns

(Inception 5/30/07)

	On Share Price	On NAV
6-Month (Cumulative)	10.84%	7.01%
1-Year	3.30%	7.70%
5-Year	1.36%	2.81%
Since Inception	0.53%	2.34%

Portfolio Composition

(as a % of total investments)2,3

IT Services	10.9%
Oil, Gas & Consumable Fuels	10.6%
Aerospace & Defense	8.3%
Pharmaceuticals	7.3%
Industrial Conglomerates	5.8%
Machinery	4.7%
Diversified Telecommunication Services	4.4%
Hotels, Restaurants & Leisure	4.4%
Beverages	4.3%
Food & Staples Retailing	3.9%
Insurance	3.5%
Household Products	3.4%
Consumer Finance	3.2%
Specialty Retail	2.9%
Chemicals	2.8%
Short-Term Investments	6.4%
Other	13.2%

DPO

Performance

OVERVIEW

Dow 30SM Enhanced Premium & Income Fund Inc.

  as of June 30, 2012

Portfolio Allocation (as a % of total investments)2,3

2011-2012 Distributions Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  Excluding investments in derivatives.

Nuveen Investments

QQQX

DPD

DPO

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 30, 2012; at this meeting the shareholders were asked to vote on the election of Board Members.

	QQQX	DPD	DPO
	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	13,193,848	8,959,552	20,992,439
Withhold	197,086	202,169	647,355
Total	13,390,934	9,161,721	21,639,794
Robert P. Bremner
For	13,188,302	8,962,136	21,000,609
Withhold	202,632	199,585	639,185
Total	13,390,934	9,161,721	21,639,794
Jack B. Evans
For	13,192,473	8,963,433	21,001,907
Withhold	198,461	198,288	637,887
Total	13,390,934	9,161,721	21,639,794
William C. Hunter
For	13,182,411	8,966,498	21,011,490
Withhold	208,523	195,223	628,304
Total	13,390,934	9,161,721	21,639,794
David J. Kundert
For	13,192,860	8,958,704	20,989,071
Withhold	198,074	203,017	650,723
Total	13,390,934	9,161,721	21,639,794
William J. Schneider
For	13,185,503	8,961,428	21,009,265
Withhold	205,431	200,293	630,529
Total	13,390,934	9,161,721	21,639,794
Judith M. Stockdale
For	13,205,394	8,962,404	21,002,197
Withhold	185,540	199,317	637,597
Total	13,390,934	9,161,721	21,639,794
Carole E. Stone
For	13,209,244	8,963,546	21,014,948
Withhold	181,690	198,175	624,846
Total	13,390,934	9,161,721	21,639,794
Virginia L. Stringer
For	13,207,273	8,962,889	21,010,100
Withhold	183,661	198,832	629,694
Total	13,390,934	9,161,721	21,639,794
Terence J. Toth
For	13,186,549	8,962,958	20,996,588
Withhold	204,385	198,763	643,206
Total	13,390,934	9,161,721	21,639,794

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc.

Portfolio of INVESTMENTS

  June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 100.2%
	Aerospace & Defense – 0.6%
8,234	General Dynamics Corporation	$543,115
2,843	Lockheed Martin Corporation	247,568
2,019	Precision Castparts Corporation	332,105
8,828	United Technologies Corporation	666,779
	Total Aerospace & Defense	1,789,567
	Air Freight & Logistics – 0.3%
2,768	FedEx Corporation	253,576
8,274	United Parcel Service, Inc., Class B	651,660
4,069	UTI Worldwide, Inc.	59,448
	Total Air Freight & Logistics	964,684
	Airlines – 0.1%
6,915	Ryanair Holdings PLC	210,216
	Auto Components – 0.2%
1,406	Autoliv Inc.	76,852
1,182	BorgWarner Inc., (2)	77,527
10,993	Gentex Corporation	229,424
1,182	Johnson Controls, Inc.	32,753
4,227	Lear Corporation	159,485
2,114	WABCO Holdings Inc., (2)	111,894
	Total Auto Components	687,935
	Automobiles – 0.0%
1,370	Tesla Motors Inc.	42,867
2,084	Thor Industries, Inc.	57,122
	Total Automobiles	99,989
	Beverages – 0.1%
2,965	Brown-Forman Corporation	287,160
1,705	PepsiCo, Inc.	120,475
	Total Beverages	407,635
	Biotechnology – 5.8%
14,421	Alkermes Inc., (2)	244,724
11,958	Amylin Pharmaceuticals Inc.	337,574
11,732	BioMarin Pharmaceutical Inc.	464,353
65,433	Celgene Corporation, (2)	4,198,181
9,456	Cubist Pharmaceuticals Inc.	358,477
3,182	Dendreon Corporation, (2)	23,547
2,256	Emergent BioSolutions, Inc., (2)	34,178
3,162	Enzon Inc.	21,723
2,955	Exelixis, Inc., (2)	16,341
3,743	Genomic Health, Inc., (2)	125,016
24,340	Geron Corporation	41,865
120,884	Gilead Sciences, Inc., (2)	6,198,932

Nuveen Investments

Shares	Description (1)	Value
	Biotechnology (continued)
28,147	Grifols SA	$270,211
5,317	Halozyme Therapeutics, Inc., (2)	47,109
5,388	Human Genome Sciences, Inc.	70,744
6,049	Immunogen, Inc., (2)	101,502
9,571	Incyte Pharmaceuticals Inc., (2)	217,262
872	Intermune, Inc., (2)	10,420
10,136	ISIS Pharmaceuticals, Inc.	121,632
36,642	Lexicon Genetics, Inc.	82,445
7,053	MannKind Corporation, (2)	16,151
12,904	Myriad Genentics Inc., (2)	306,728
5,158	Onyx Pharmaceuticals Inc.	342,749
4,703	Opko Health Inc., (2)	21,634
5,683	Regeneron Pharmaceuticals, Inc., (2)	649,112
12,177	Seattle Genetics, Inc.	309,174
3,054	Theravance Inc., (2)	67,860
6,117	United Therapeutics Corporation, (2)	302,057
25,630	Vertex Pharmaceuticals Inc., (2)	1,433,230
	Total Biotechnology	16,434,931
	Capital Markets – 0.3%
409	Affiliated Managers Group Inc., (2)	44,765
1,498	Franklin Resources, Inc.	166,263
11,627	SEI Investments Company	231,261
5,883	T. Rowe Price Group Inc.	370,394
5,152	TD Ameritrade Holding Corporation	87,584
	Total Capital Markets	900,267
	Chemicals – 0.4%
2,138	Air Products & Chemicals Inc.	172,601
5,970	Ecolab Inc.	409,124
7,810	Methanex Corporation	217,430
1,163	Monsanto Company	96,273
3,448	Praxair, Inc.	374,901
	Total Chemicals	1,270,329
	Commercial Services & Supplies – 0.6%
3,842	Cintas Corporation	148,340
5,162	Copart Inc., (2)	122,288
2,670	Iron Mountain Inc.	88,003
7,605	KAR Auction Services Inc.	130,730
1,951	Republic Services, Inc.	51,623
3,753	Rollins Inc.	83,955
15,000	Tetra Tech, Inc., (2)	391,200
3,738	United Stationers, Inc.	100,739
4,788	Waste Connections Inc.	143,257
9,417	Waste Management, Inc.	314,528
	Total Commercial Services & Supplies	1,574,663
	Communications Equipment – 7.4%
1,419	ADTRAN, Inc.	42,840
2,808	Arris Group Inc., (2)	39,059
604,206	Cisco Systems, Inc.	10,374,217
21,858	LM Ericsson Telefonaktiebolget, Sponsored ADR	199,564
184,022	QUALCOMM, Inc.	10,246,345
10,352	Tellabs Inc.	34,472
	Total Communications Equipment	20,936,497

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Computers & Peripherals – 21.9%
97,000	Apple, Inc., (2), (3)	$56,648,000
216,218	Dell Inc., (2)	2,707,049
8,806	EMC Corporation, (2)	225,698
10,243	Hewlett-Packard Company	205,987
4,837	Logitech International SA	51,611
45,084	Network Appliance, Inc., (2)	1,434,573
24,822	SanDisk Corporation, (2)	905,507
	Total Computers & Peripherals	62,178,425
	Containers & Packaging – 0.1%
3,876	Silgan Holdings, Inc.	165,466
	Distributors – 0.2%
20,235	LKQ Corporation, (2)	675,849
	Diversified Consumer Services – 0.1%
5,783	Career Education Corporation, (2)	38,688
3,940	Education Management Corporation, (2)	27,383
1,285	Strayer Education Inc.	140,091
1,212	Weight Watcher's International Inc.	62,491
	Total Diversified Consumer Services	268,653
	Diversified Financial Services – 0.1%
1,389	Moody's Corporation	50,768
3,537	MSCI Inc., Class A Shares, (2)	120,329
	Total Diversified Financial Services	171,097
	Diversified Telecommunication Services – 0.4%
11,623	AT&T Inc.	414,476
12,086	Verizon Communications Inc.	537,102
4,072	Windstream Corporation	39,336
	Total Diversified Telecommunication Services	990,914
	Electronic Equipment & Instruments – 0.3%
995	Amphenol Corporation, Class A	54,645
3,675	Arrow Electronics, Inc., (2)	120,577
5,960	Avnet Inc., (2)	183,926
13,756	National Instruments Corporation	369,486
1,870	Plexus Corporation	52,734
	Total Electronic Equipment & Instruments	781,368
	Food & Staples Retailing – 0.6%
2,453	Casey's General Stores, Inc.	144,702
5,132	CVS Caremark Corporation	239,818
1,862	Fresh Market Inc.	99,859
20,370	Kroger Co.	472,380
1,050	PriceSmart, Inc.	70,886
14,549	Safeway Inc.	264,064
14,234	Walgreen Co.	421,042
1,360	Weis Markets Inc.	60,547
	Total Food & Staples Retailing	1,773,298
	Health Care Equipment & Supplies – 0.7%
4,453	Baxter International, Inc.	236,677
2,926	Becton, Dickinson and Company	218,719
7,605	Boston Scientific Corporation, (2)	43,120
1,655	C. R. Bard, Inc.	177,813

Nuveen Investments

Shares	Description (1)	Value
	Health Care Equipment & Supplies (continued)
6,787	Covidien PLC	$363,105
1,123	Idexx Labs Inc., (2)	107,954
9,210	Medtronic, Inc.	356,703
2,552	Saint Jude Medical Inc.	101,850
3,714	Stryker Corporation	204,641
1,202	Varian Medical Systems, Inc., (2)	73,046
2,561	Zimmer Holdings, Inc.	164,826
	Total Health Care Equipment & Supplies	2,048,454
	Health Care Providers & Services – 1.7%
7,890	AmerisourceBergen Corporation	310,472
7,457	Cardinal Health, Inc.	313,194
63,658	Express Scripts, Inc., (2)	3,554,026
5,773	McKesson HBOC Inc.	541,219
1,606	Patterson Companies, Inc.	55,359
1,584	SXC Health Solutions Corporation, (2)	157,149
	Total Health Care Providers & Services	4,931,419
	Health Care Technology – 0.2%
8,481	Allscripts Healthcare Solutions Inc., (2)	92,697
13,136	Quality Systems Inc.	361,371
	Total Health Care Technology	454,068
	Hotels, Restaurants & Leisure – 1.1%
3,330	Cheesecake Factory Inc.	106,427
2,690	Darden Restaurants, Inc.	136,195
13,940	McDonald's Corporation	1,234,108
1,773	Panera Bread Company, (2)	247,227
13,593	Wynn Resorts Ltd	1,409,866
	Total Hotels, Restaurants & Leisure	3,133,823
	Household Durables – 0.0%
100	NVR Inc., (2)	85,000
	Household Products – 0.1%
985	Colgate-Palmolive Company	102,539
3,724	Procter & Gamble Company	228,095
	Total Household Products	330,634
	Industrial Conglomerates – 0.1%
1,793	3M Co.	160,653
3,005	Danaher Corporation	156,500
1,389	Tyco International Ltd.	73,409
	Total Industrial Conglomerates	390,562
	Insurance – 0.1%
5,268	CNA Financial Corporation	146,029
	Internet & Catalog Retail – 5.6%
50,848	Amazon.com, Inc., (2)	11,611,141
1,604	Hosting Site Network, Inc.	64,721
1,547	MakeMyTrip Limited	25,417
6,208	Priceline.com Incorporated, (2)	4,125,340
	Total Internet & Catalog Retail	15,826,619
	Internet Software & Services – 10.0%
31,371	Baidu.com, Inc., Sponsored ADR, (2)	3,607,038
1,468	Digital River, Inc., (2)	24,398
147,828	eBay Inc., (2)	6,210,254

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Internet Software & Services (continued)
28,325	Google Inc., Class A, (2)	$16,430,483
11,128	IAC/InterActiveCorp.	507,437
4,807	J2 Global Inc.	127,001
1,436	Mercadolibre, Inc.	108,849
7,516	Netease.com, Inc., (2)	442,317
4,376	NIC, Incorporated, (2)	55,575
5,556	Open Text Corporation	277,244
1,782	Rackspace Hosting Inc., (2)	78,301
1,733	Sina Corporation	89,787
2,032	Sohu.com Inc.	90,708
8,335	ValueClick, Inc., (2)	136,611
5,270	WebMD Health Corporation, Class A, (2)	108,088
	Total Internet Software & Services	28,294,091
	IT Services – 1.9%
4,453	Acxiom Corporation	67,285
27,590	Amdocs Limited	819,975
10,704	Computer Sciences Corporation	265,673
5,989	CSG Systems International Inc., (2), (3)	103,490
1,114	Gartner Inc.	47,958
19,208	Genpact Limited	319,429
1,448	Global Payments Inc.	62,597
19,648	Henry Jack and Associates Inc.	678,249
9,723	International Business Machines Corporation (IBM)	1,901,624
8,650	ManTech International Corporation, Class A	203,016
3,931	NeuStar, Inc., (2)	131,295
20,035	SAIC, Inc.	242,824
6,846	Sapient Corporation	68,939
2,118	Teradata Corporation, (2)	152,517
8,580	Total System Services Inc.	205,319
	Total IT Services	5,270,190
	Life Sciences Tools & Services – 0.8%
4,788	Charles River Laboratories International, Inc., (2)	156,855
14,460	ICON plc	325,784
5,980	Luminex Corporation, (2)	146,450
20,567	Techne Corporation	1,526,071
1,133	Thermo Fisher Scientific, Inc.	58,814
	Total Life Sciences Tools & Services	2,213,974
	Machinery – 0.4%
2,571	AGCO Corporation, (2)	117,572
4,955	CNH Global N.V.	192,551
1,251	Deere & Company	101,168
4,297	Eaton Corporation	170,290
7,181	Makita Corporation, ADR	251,838
3,641	Nordson Corporation	186,747
1,585	Woodward Governor Company	62,512
	Total Machinery	1,082,678
	Marine – 0.0%
985	Kirby Corporation	46,374
	Media – 5.3%
225,171	Comcast Corporation, Class A	7,198,717
3,044	Comcast Corporation, Special Class A	95,582
1,123	Discovery Communications Inc., Class A Shares, (2)	60,642
1,399	Dreamworks Animation SKG Inc., (2)	26,665
6,138	Focus Media Holding, Limited, (2)	144,120
2,045	Lamar Advertising Company, (2)	58,487

Nuveen Investments

Shares	Description (1)	Value
	Media (continued)
616	Liberty Media Corporation, Liberty Capital Class A Tracking Stock, (2)	$54,153
205,331	News Corporation, Class A	4,576,828
23,585	News Corporation, Class B	531,134
11,375	Omnicom Group, Inc.	552,825
2,345	Scripps Networks Interactive, Class A Shares	133,337
25,207	Thomson Corporation	717,139
9,988	Walt Disney Company	484,418
6,836	WPP Group PLC	416,039
	Total Media	15,050,086
	Metals & Mining – 0.1%
1,901	Rangold Resources Limited	171,109
	Multiline Retail – 1.0%
2,039	Big Lots, Inc., (2)	83,171
7,979	Dollar General Corporation, (2)	433,978
5,152	Family Dollar Stores, Inc.	342,505
4,059	J.C. Penney Company, Inc., (2)	94,615
11,978	Kohl's Corporation	544,879
10,757	Macy's, Inc.	369,503
2,818	Nordstrom, Inc.	140,026
11,919	Target Corporation	693,567
	Total Multiline Retail	2,702,244
	Office Electronics – 0.1%
29,579	Xerox Corporation	232,787
1,872	Zebra Technologies Corporation, Class A, (2)	64,322
	Total Office Electronics	297,109
	Personal Products – 0.0%
1,862	Herbalife, Limited	89,990
	Pharmaceuticals – 1.9%
11,141	Abbott Laboratories	718,260
4,275	Allergan, Inc.	395,737
3,606	Bristol-Myers Squibb Company	129,636
16,076	Eli Lilly and Company	689,821
8,946	Endo Pharmaceuticals Holdings Inc., (2)	277,147
12,362	Forest Laboratories, Inc., (2)	432,546
966	Hospira Inc., (2)	33,791
9,693	Johnson & Johnson	654,859
13,525	Merck & Company Inc.	564,669
3,555	Optimer Pharmaceuticals, Inc., (2)	55,174
24,094	Pfizer Inc.	554,162
6,009	Shire Pharmaceuticals Group	519,118
5,980	ViroPharma, Inc.	141,726
1,753	Watson Pharmaceuticals Inc., (2)	129,704
	Total Pharmaceuticals	5,296,350
	Professional Services – 0.3%
6,314	Equifax Inc.	294,232
2,798	IHS Inc., (2)	301,429
808	Manpower Inc.	29,613
2,197	Robert Half International Inc.	62,768
1,389	Towers Watson & Company, Class A Shares	83,201
3,901	Verisk Analytics Inc, Class A Shares, (2)	192,163
	Total Professional Services	963,406

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Real Estate Investment Trust – 0.5%
20,439	American Tower REIT Inc.	$1,428,890
345	Public Storage, Inc.	49,821
	Total Real Estate Investment Trust	1,478,711
	Road & Rail – 0.5%
3,987	CSX Corporation	89,149
19,779	Heartland Express, Inc.	283,037
4,374	J.B. Hunt Transports Serives Inc.	260,690
9,051	Landstar System	468,118
8,819	Werner Enterprises, Inc.	210,686
	Total Road & Rail	1,311,680
	Semiconductors & Equipment – 8.9%
15,495	Advanced Micro Devices, Inc., (2)	88,786
9,078	Aixtron AG, Aachen SH	129,906
9,086	Amkor Technology Inc.	44,340
21,237	Analog Devices, Inc.	799,998
10,098	ARM Holdings PLC	240,231
2,443	ASM International NV	92,468
13,719	ASM Lithography Holding NV	705,431
4,315	Atmel Corporation, (2)	28,911
2,227	Cabot Microelectronics Corporation, (2)	65,051
5,293	Cree, Inc., (2)	135,871
1,754	Cymer, Inc., (2)	103,398
2,485	Cypress Semiconductor Corporation, (2)	32,852
5,040	Hittite Microwave Corporation, (2)	257,645
6,984	Integrated Device Technology, Inc., (2)	39,250
632,809	Intel Corporation, (3)	16,864,360
5,743	International Rectifier Corporation, (2)	114,803
11,540	Intersil Holding Corporation, Class A	122,901
4,477	Lam Research Corporation, (2)	168,962
17,996	LSI Logic Corporation, (2)	114,635
2,198	Mellanox Technologies, Limited	155,706
121,609	Micron Technology, Inc., (2)	767,353
8,107	Microsemi Corporation	149,898
72,634	NVIDIA Corporation, (2)	1,003,802
7,270	NXP Semiconductors NV	169,028
27,886	ON Semiconductor Corporation, (2)	197,991
8,442	PMC-Sierra, Inc., (2)	51,834
5,933	Power Integrations Inc.	221,301
11,023	Rambus Inc.	63,272
5,950	Semtech Corporation	144,704
10,146	Silicon Laboratories Inc.	384,533
44,749	Siliconware Precision Industries Company Limited	232,247
8,537	Skyworks Solutions Inc., (2)	233,658
4,167	Spansion Inc., Class A, (2)	45,754
2,614	Spreadtrum Communications, Inc.	46,137
7,657	Tessera Technologies Inc.	117,688
41,988	Texas Instruments Incorporated	1,204,636
2,197	TriQuint Semiconductor, Inc., (2)	12,084
	Total Semiconductors & Equipment	25,351,425
	Software – 16.1%
1,606	ACI Worldwide, Inc.	71,001
5,000	Advent Software Inc., (2)	135,550
7,378	Ansys Inc., (2)	465,626
3,584	Ariba Inc.	160,420
2,847	Blackbaud, Inc.	73,082
18,065	Cadence Design Systems, Inc., (2)	198,534
941	CommVault Systems, Inc., (2)	46,645

Nuveen Investments

Shares	Description (1)	Value
	Software (continued)
16,834	Compuware Corporation	$156,388
3,694	Concur Technologies, Inc.	251,561
1,596	FactSet Research Systems Inc.	148,332
4,334	Informatica Corporation, (2)	183,588
1,468	JDA Software Group, (2)	43,585
15,000	Micros Systems, Inc., (2)	768,000
770,000	Microsoft Corporation, (3)	23,554,300
1,584	Microstrategy Inc.	205,698
1,330	NetSuite Inc., (2)	72,844
564,163	Oracle Corporation, (3)	16,755,641
12,402	Parametric Technology Corporation	259,946
1,035	Pegasystems, Inc.	34,134
6,511	Progress Software Corporation	135,885
1,862	QLIK Technologies Inc., (2)	41,187
5,191	Quest Software Inc., (2)	144,569
5,477	Red Hat, Inc., (2)	309,341
1,488	Rovi Corporation	29,195
513	Salesforce.com, Inc., (2)	70,927
2,453	Solarwinds, Inc.	106,853
3,202	Solera Holdings Inc.	133,812
2,640	SS&C Technologies Holdings Inc., (2)	66,000
25,778	Synopsys Inc., (2)	758,647
5,497	Tibco Software Inc., (2)	164,470
857	VMware Inc.	78,021
	Total Software	45,623,782
	Specialty Retail – 2.2%
3,231	Aaron Rents Inc.	91,470
4,472	Advance Auto Parts, Inc.	305,080
18,980	Ascena Retail Group Inc., (2)	353,408
1,094	AutoNation Inc., (2)	38,596
1,202	AutoZone, Inc., (2)	441,338
6,793	Best Buy Co., Inc.	142,381
4,581	CarMax, Inc., (2)	118,831
2,335	Chico's FAS, Inc.	34,651
3,340	Dick's Sporting Goods Inc.	160,320
8,570	Gap, Inc.	234,475
11,574	Home Depot, Inc.	613,306
1,409	Limited Brands, Inc.	59,925
15,928	Lowe's Companies, Inc.	452,992
10,855	PetSmart Inc.	740,094
9,254	Rent-A-Center Inc.	312,230
5,369	Sally Beauty Holdings Inc., (2)	138,198
5,585	Signet Jewelers Limited	245,796
5,134	Tiffany & Co.	271,845
14,382	TJX Companies, Inc.	617,419
8,047	Tractor Supply Company	668,384
2,515	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	234,851
2,384	Williams-Sonoma Inc.	83,369
	Total Specialty Retail	6,358,959
	Textiles, Apparel & Luxury Goods – 0.2%
2,374	Coach, Inc.	138,832
1,271	Nike, Inc., Class B	111,568
2,496	PVH Corporation	194,164
404	Ralph Lauren Corporation	56,585
	Total Textiles, Apparel & Luxury Goods	501,149
	Trading Companies & Distributors – 0.1%
4,640	MSC Industrial Direct Inc., Class A	304,153

Nuveen Investments

QQQX

NASDAQ Premium Income & Growth Fund Inc. (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Wireless Telecommunication Services – 0.8%
13,012	Crown Castle International Corporation, (2)	$763,284
15,355	Partner Communications Company Limited	62,034
9,988	SBA Communications Corporation, (2)	569,815
19,244	Telephone and Data Systems Inc.	409,705
13,012	United States Cellular Corporation, (2)	502,524
	Total Wireless Telecommunication Services	2,307,362
	Total Common Stocks (cost $202,371,073)	284,343,213

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 2.6%
$7,542	Repurchase Agreement with State Street Bank, dated 6/29/12, repurchase price $7,541,735, collateralized by $7,645,000 U.S. Treasury Notes, .0750%, due 3/31/13, value $7,692,781	0.010%	7/02/12	$7,541,729
	Total Short-Term Investments (cost $7,541,729)			7,541,729
	Total Investments (cost $209,912,802) – 102.8%			291,884,942
	Other Assets Less Liabilities – (2.8)% (4)			(8,000,369)
	Net Assets – 100%			$283,884,573

Investments in Derivatives at June 30, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value (4)
(100)	NASDAQ 100 INDEX	$(25,750,000)	7/21/12	$2,575.0	$(671,500)
(100)	NASDAQ 100 INDEX	(26,000,000)	7/21/12	2,600.0	(502,500)
(100)	NASDAQ 100 INDEX	(25,750,000)	8/18/12	2,575.0	(928,500)
(100)	NASDAQ 100 INDEX	(26,500,000)	8/18/12	2,650.0	(492,500)
(400)	Total Call Options (premiums received $2,117,191)	$(104,000,000)			$(2,595,000)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment, or portion of investment, has been pledged as collateral for call options written.

  (4)  Other Assets Less Liabilities includes Value of derivative instruments as listed within Investments in Derivatives at June 30, 2012.

  (5)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  ADR  American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund Inc.

Portfolio of INVESTMENTS

  June 30, 2012 (Unaudited)

Shares	Description	Value
	Common Stocks – 99.8%
	Aerospace & Defense – 8.8%
102,000	Boeing Company	$7,578,600
102,000	United Technologies Corporation	7,704,060
	Total Aerospace & Defense	15,282,660
	Beverages – 4.6%
102,000	Coca-Cola Company	7,975,380
	Chemicals – 3.0%
102,000	E.I. Du Pont de Nemours and Company	5,158,140
	Communications Equipment – 1.0%
102,000	Cisco Systems, Inc.	1,751,340
	Computers & Peripherals – 1.2%
102,000	Hewlett-Packard Company	2,051,220
	Consumer Finance – 3.4%
102,000	American Express Company	5,937,420
	Diversified Financial Services – 2.6%
102,000	Bank of America Corporation	834,360
102,000	JPMorgan Chase & Co.	3,644,460
	Total Diversified Financial Services	4,478,820
	Diversified Telecommunication Services – 4.7%
102,000	AT&T Inc.	3,637,320
102,000	Verizon Communications Inc.	4,532,880
	Total Diversified Telecommunication Services	8,170,200
	Food & Staples Retailing – 4.1%
102,000	Wal-Mart Stores, Inc.	7,111,440
	Food Products – 2.3%
102,000	Kraft Foods Inc.	3,939,240
	Hotels, Restaurants & Leisure – 5.2%
102,000	McDonald's Corporation	9,030,060
	Household Products – 3.6%
102,000	Procter & Gamble Company	6,247,500
	Industrial Conglomerates – 6.5%
102,000	3M Co.	9,139,200
102,000	General Electric Company	2,125,680
	Total Industrial Conglomerates	11,264,880

Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund Inc. (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Shares	Description	Value
	Insurance – 3.7%
102,000	Travelers Companies, Inc.	$6,511,680
	IT Services – 11.5%
102,000	International Business Machines Corporation (IBM)	19,949,160
	Machinery – 5.0%
102,000	Caterpillar Inc.	8,660,820
	Media – 2.8%
102,000	Walt Disney Company	4,947,000
	Metals & Mining – 0.5%
102,000	Alcoa Inc.	892,500
	Oil, Gas & Consumable Fuels – 11.2%
102,000	Chevron Corporation	10,761,000
102,000	Exxon Mobil Corporation	8,728,140
	Total Oil, Gas & Consumable Fuels	19,489,140
	Pharmaceuticals – 7.7%
102,000	Johnson & Johnson	6,891,120
102,000	Merck & Company Inc.	4,258,500
102,000	Pfizer Inc.	2,346,000
	Total Pharmaceuticals	13,495,620
	Semiconductors & Equipment – 1.5%
102,000	Intel Corporation	2,718,300
	Software – 1.8%
102,000	Microsoft Corporation	3,120,180
	Specialty Retail – 3.1%
102,000	Home Depot, Inc.	5,404,980
	Total Common Stocks (cost $130,832,312)	173,587,680

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 2.9%
	Repurchase Agreements – 1.7%
$2,930	Repurchase Agreement with State Street Bank, dated 6/29/12, repurchase price $2,929,887, collateralized by $2,970,000 U.S. Treasury Notes, .0750%, due 3/31/13, value $2,988,563	0.010%	7/02/12	$2,929,885
	U.S. Government and Agency Obligations – 1.2%
2,000	U.S. Treasury Bills, (2)	0.000%	9/20/12	1,999,678
	Total Short-Term Investments (cost $4,929,480)			4,929,563
	Total Investments (cost $135,761,792) – 102.7%			178,517,243
	Other Assets Less Liabilities – (2.7)% (3)			(4,651,043)
	Net Assets – 100%			$173,866,200

Nuveen Investments

Investments in Derivatives at June 30, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(100)	3M Co.	$(886,000)	7/21/12	$88.6000	$(20,521)
(400)	3M Co.	(3,626,000)	7/21/12	90.6500	(55,345)
(100)	Alcoa Inc.	(88,200)	7/21/12	8.8200	(2,642)
(400)	Alcoa Inc.	(354,552)	7/21/12	8.8638	(9,783)
(100)	American Express Company	(561,500)	7/21/12	56.1500	(26,069)
(400)	American Express Company	(2,278,680)	7/21/12	56.9670	(80,740)
(100)	AT&T Inc.	(364,000)	7/21/12	36.4000	(411)
(400)	AT&T Inc.	(1,426,000)	7/21/12	35.6500	(13,009)
(100)	Bank of America Corporation	(78,100)	7/21/12	7.8100	(5,864)
(400)	Bank of America Corporation	(316,800)	7/21/12	7.9200	(20,535)
(100)	Boeing Company	(732,900)	7/21/12	73.2900	(22,155)
(400)	Boeing Company	(2,933,600)	7/21/12	73.3400	(87,327)
(100)	Caterpillar Inc.	(876,100)	7/21/12	87.6100	(11,306)
(400)	Caterpillar Inc.	(3,538,800)	7/21/12	88.4700	(35,148)
(100)	Chevron Corporation	(1,039,600)	7/21/12	103.9600	(30,089)
(400)	Chevron Corporation	(4,221,200)	7/21/12	105.5300	(82,730)
(100)	Cisco Systems, Inc.	(172,584)	7/21/12	17.2584	(3,005)
(400)	Cisco Systems, Inc.	(690,400)	7/21/12	17.2600	(17,672)
(100)	Coca-Cola Company	(772,500)	7/21/12	77.2500	(16,785)
(400)	Coca-Cola Company	(3,185,200)	7/21/12	79.6300	(26,159)
(100)	E.I. Du Pont de Nemours and Company	(505,400)	7/21/12	50.5400	(9,554)
(400)	E.I. Du Pont de Nemours and Company	(2,053,056)	7/21/12	51.3264	(22,306)
(100)	Exxon Mobil Corporation	(837,700)	7/21/12	83.7700	(26,358)
(400)	Exxon Mobil Corporation	(3,314,400)	7/21/12	82.8600	(147,278)
(100)	General Electric Company	(201,100)	7/21/12	20.1100	(9,525)
(400)	General Electric Company	(805,800)	7/21/12	20.1450	(37,034)
(100)	Hewlett-Packard Company	(220,200)	7/21/12	22.0200	(636)
(400)	Hewlett-Packard Company	(805,200)	7/21/12	20.1300	(28,032)
(100)	Home Depot, Inc.	(532,000)	7/21/12	53.2000	(8,765)
(400)	Home Depot, Inc.	(2,134,800)	7/21/12	53.3700	(31,647)
(100)	International Business Machines Corporation (IBM)	(1,990,000)	7/21/12	199.0000	(23,905)
(400)	International Business Machines Corporation (IBM)	(7,962,400)	7/21/12	199.0600	(126,721)
(100)	Intel Corporation	(275,200)	7/21/12	27.5200	(3,234)
(400)	Intel Corporation	(1,074,520)	7/21/12	26.8630	(29,040)
(100)	Johnson & Johnson	(667,600)	7/21/12	66.7600	(12,958)
(400)	Johnson & Johnson	(2,784,800)	7/21/12	69.6200	(12,608)
(100)	JPMorgan Chase & Co.	(353,400)	7/21/12	35.3400	(11,883)
(400)	JPMorgan Chase & Co.	(1,492,800)	7/21/12	37.3200	(23,644)
(100)	Kraft Foods Inc.	(394,900)	7/21/12	39.4900	(995)
(400)	Kraft Foods Inc.	(1,568,400)	7/21/12	39.2100	(12,255)
(100)	McDonald's Corporation	(915,100)	7/21/12	91.5100	(2,187)
(400)	McDonald's Corporation	(3,668,400)	7/21/12	91.7100	(16,699)
(100)	Merck & Company Inc.	(395,700)	7/21/12	39.5700	(23,058)
(400)	Merck & Company Inc.	(1,692,400)	7/21/12	42.3100	(18,179)
(100)	Microsoft Corporation	(299,300)	7/21/12	29.9300	(11,253)
(400)	Microsoft Corporation	(1,217,600)	7/21/12	30.4400	(38,959)
(100)	Pfizer Inc.	(230,100)	7/21/12	23.0100	(2,972)
(400)	Pfizer Inc.	(916,800)	7/21/12	22.9200	(17,941)
(100)	Procter & Gamble Company	(644,436)	7/21/12	64.4436	(393)
(400)	Procter & Gamble Company	(2,419,848)	7/21/12	60.4962	(51,141)
(100)	Travelers Companies, Inc.	(643,800)	7/21/12	64.3800	(9,895)
(400)	Travelers Companies, Inc.	(2,535,600)	7/21/12	63.3900	(73,927)
(100)	United Technologies Corporation	(756,200)	7/21/12	75.6200	(13,960)
(400)	United Technologies Corporation	(3,009,200)	7/21/12	75.2300	(82,313)
(100)	Verizon Communications Inc.	(446,300)	7/21/12	44.6300	(2,982)
(400)	Verizon Communications Inc.	(1,780,800)	7/21/12	44.5200	(19,170)

Nuveen Investments

DPD

Dow 30SM Premium & Dividend Income Fund Inc. (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Investments in Derivatives at June 30, 2012 (Continued)

Call Options Written outstanding (continued):

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(100)	Wal-Mart Stores, Inc.	$(689,800)	7/21/12	$68.9800	$(14,209)
(400)	Wal-Mart Stores, Inc.	(2,781,600)	7/21/12	69.5400	(54,765)
(100)	Walt Disney Company	(481,200)	7/21/12	48.1200	(10,419)
(400)	Walt Disney Company	(1,921,600)	7/21/12	48.0400	(43,760)
(15,000)	Total Call Options (premiums received $1,022,899)	$(85,562,176)			$(1,653,855)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or   more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes   of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Investment, or portion of investment, has been pledged as collateral for call options written.

  (3)  Other Assets Less Liabilities includes Value of derivative instruments as listed within Investments in Derivatives at June 30, 2012.

  (4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

See accompanying notes to financial statements.

Nuveen Investments

DPO

Dow 30SM Enhanced Premium & Income Fund Inc.

Portfolio of INVESTMENTS

  June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 95.7%
	Aerospace & Defense – 8.5%
179,300	Boeing Company	$13,321,990
179,300	United Technologies Corporation	13,542,529
	Total Aerospace & Defense	26,864,519
	Beverages – 4.4%
179,300	Coca-Cola Company	14,019,467
	Chemicals – 2.9%
179,300	E.I. Du Pont de Nemours and Company	9,067,201
	Communications Equipment – 1.0%
179,300	Cisco Systems, Inc.	3,078,581
	Computers & Peripherals – 1.1%
179,300	Hewlett-Packard Company	3,605,723
	Consumer Finance – 3.3%
179,300	American Express Company	10,437,053
	Diversified Financial Services – 2.5%
179,300	Bank of America Corporation	1,466,674
179,300	JPMorgan Chase & Co.	6,406,389
	Total Diversified Financial Services	7,873,063
	Diversified Telecommunication Services – 4.5%
179,300	AT&T Inc.	6,393,838
179,300	Verizon Communications Inc.	7,968,092
	Total Diversified Telecommunication Services	14,361,930
	Food & Staples Retailing – 4.0%
179,300	Wal-Mart Stores, Inc.	12,500,796
	Food Products – 2.2%
179,300	Kraft Foods Inc.	6,924,566
	Hotels, Restaurants & Leisure – 4.5%
159,600	McDonald's Corporation	14,129,388
	Household Products – 3.5%
179,300	Procter & Gamble Company	10,982,125
	Industrial Conglomerates – 5.9%
166,300	3M Co.	14,900,480
179,300	General Electric Company	3,736,612
	Total Industrial Conglomerates	18,637,092

Nuveen Investments

DPO

Dow 30SM Enhanced Premium & Income Fund Inc. (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Insurance – 3.6%
179,300	Travelers Companies, Inc.	$11,446,512
	IT Services – 11.1%
179,300	International Business Machines Corporation (IBM)	35,067,494
	Machinery – 4.8%
179,300	Caterpillar Inc.	15,224,363
	Media – 2.8%
179,300	Walt Disney Company	8,696,050
	Metals & Mining – 0.5%
179,300	Alcoa Inc.	1,568,875
	Oil, Gas & Consumable Fuels – 10.9%
179,300	Chevron Corporation	18,916,150
179,300	Exxon Mobil Corporation	15,342,701
	Total Oil, Gas & Consumable Fuels	34,258,851
	Pharmaceuticals – 7.5%
179,300	Johnson & Johnson	12,113,508
179,300	Merck & Company Inc.	7,485,775
179,300	Pfizer Inc.	4,123,900
	Total Pharmaceuticals	23,723,183
	Semiconductors & Equipment – 1.5%
179,300	Intel Corporation	4,778,345
	Software – 1.7%
179,300	Microsoft Corporation	5,484,787
	Specialty Retail – 3.0%
179,300	Home Depot, Inc.	9,501,107
	Total Common Stocks (cost $285,097,204)	302,231,071

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 6.6%
	Repurchase Agreements – 3.3%
$10,336	Repurchase Agreement with State Street Bank, dated 6/29/12, repurchase price $10,335,687, collateralized by $10,480,000 U.S. Treasury Notes, .0750%, due 3/31/13, value $10,545,500	0.010%	7/03/12	$10,335,678
	U.S. Government and Agency Obligations – 3.3%
10,400	U.S. Treasury Bills, (2)	0.000%	9/20/12	10,398,326
	Total Short-Term Investments (cost $20,733,574)			20,734,004
	Total Investments (cost $305,830,778) – 102.3%			322,965,075
	Other Assets Less Liabilities – (2.3)% (3)			(7,236,695)
	Net Assets Applicable to Common Shares – 100%			$315,728,380

Nuveen Investments

Investments in Derivatives at June 30, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(275)	3M Co.	$(2,436,500)	7/21/12	$88.6000	$(56,434)
(1,050)	3M Co.	(9,518,250)	7/21/12	90.6500	(145,282)
(275)	Alcoa Inc.	(242,550)	7/21/12	8.8200	(7,265)
(1,050)	Alcoa Inc.	(930,699)	7/21/12	8.8638	(25,680)
(275)	American Express Company	(1,544,125)	7/21/12	56.1500	(71,691)
(1,050)	American Express Company	(5,981,535)	7/21/12	56.9670	(211,942)
(275)	AT&T Inc.	(1,001,000)	7/21/12	36.4000	(1,129)
(1,050)	AT&T Inc.	(3,743,250)	7/21/12	35.6500	(34,148)
(275)	Bank of America Corporation	(214,775)	7/21/12	7.8100	(16,127)
(1,050)	Bank of America Corporation	(831,600)	7/21/12	7.9200	(53,905)
(275)	Boeing Company	(2,015,475)	7/21/12	73.2900	(60,927)
(1,050)	Boeing Company	(7,700,700)	7/21/12	73.3400	(229,234)
(275)	Caterpillar Inc.	(2,409,275)	7/21/12	87.6100	(31,091)
(1,050)	Caterpillar Inc.	(9,289,350)	7/21/12	88.4700	(92,263)
(275)	Chevron Corporation	(2,858,900)	7/21/12	103.9600	(82,745)
(1,050)	Chevron Corporation	(11,080,650)	7/21/12	105.5300	(217,166)
(275)	Cisco Systems, Inc.	(474,606)	7/21/12	17.2584	(8,264)
(1,050)	Cisco Systems, Inc.	(1,812,300)	7/21/12	17.2600	(46,388)
(275)	Coca-Cola Company	(2,124,375)	7/21/12	77.2500	(46,160)
(1,050)	Coca-Cola Company	(8,361,150)	7/21/12	79.6300	(68,667)
(275)	E.I. Du Pont de Nemours and Company	(1,389,850)	7/21/12	50.5400	(26,275)
(1,050)	E.I. Du Pont de Nemours and Company	(5,389,272)	7/21/12	51.3264	(58,552)
(275)	Exxon Mobil Corporation	(2,303,675)	7/21/12	83.7700	(72,484)
(1,050)	Exxon Mobil Corporation	(8,700,300)	7/21/12	82.8600	(386,604)
(275)	General Electric Company	(553,025)	7/21/12	20.1100	(26,193)
(1,050)	General Electric Company	(2,115,225)	7/21/12	20.1450	(97,214)
(275)	Hewlett-Packard Company	(605,550)	7/21/12	22.0200	(1,750)
(1,050)	Hewlett-Packard Company	(2,113,650)	7/21/12	20.1300	(73,583)
(275)	Home Depot, Inc.	(1,463,000)	7/21/12	53.2000	(24,103)
(1,050)	Home Depot, Inc.	(5,603,850)	7/21/12	53.3700	(83,073)
(275)	International Business Machines Corporation (IBM)	(5,472,500)	7/21/12	199.0000	(65,738)
(1,050)	International Business Machines Corporation (IBM)	(20,901,300)	7/21/12	199.0600	(332,644)
(275)	Intel Corporation	(756,800)	7/21/12	27.5200	(8,894)
(1,050)	Intel Corporation	(2,820,615)	7/21/12	26.8630	(76,229)
(275)	Johnson & Johnson	(1,835,900)	7/21/12	66.7600	(35,634)
(1,050)	Johnson & Johnson	(7,310,100)	7/21/12	69.6200	(33,097)
(275)	JPMorgan Chase & Co.	(971,850)	7/21/12	35.3400	(32,679)
(1,050)	JPMorgan Chase & Co.	(3,918,600)	7/21/12	37.3200	(62,066)
(275)	Kraft Foods Inc.	(1,085,975)	7/21/12	39.4900	(2,737)
(1,050)	Kraft Foods Inc.	(4,117,050)	7/21/12	39.2100	(32,169)
(275)	McDonald's Corporation	(2,516,525)	7/21/12	91.5100	(6,015)
(1,050)	McDonald's Corporation	(9,629,550)	7/21/12	91.7100	(43,834)
(275)	Merck & Company Inc.	(1,088,175)	7/21/12	39.5700	(63,411)
(1,050)	Merck & Company Inc.	(4,442,550)	7/21/12	42.3100	(47,720)
(275)	Microsoft Corporation	(823,075)	7/21/12	29.9300	(30,946)
(1,050)	Microsoft Corporation	(3,196,200)	7/21/12	30.4400	(102,268)
(275)	Pfizer Inc.	(632,775)	7/21/12	23.0100	(8,173)
(1,050)	Pfizer Inc.	(2,406,600)	7/21/12	22.9200	(47,096)
(275)	Procter & Gamble Company	(1,772,199)	7/21/12	64.4436	(1,082)
(1,050)	Procter & Gamble Company	(6,352,101)	7/21/12	60.4962	(134,245)
(275)	Travelers Companies, Inc.	(1,770,450)	7/21/12	64.3800	(27,211)
(1,050)	Travelers Companies, Inc.	(6,655,950)	7/21/12	63.3900	(194,058)
(275)	United Technologies Corporation	(2,079,550)	7/21/12	75.6200	(38,389)
(1,050)	United Technologies Corporation	(7,899,150)	7/21/12	75.2300	(216,071)
(275)	Verizon Communications Inc.	(1,227,325)	7/21/12	44.6300	(8,200)
(1,050)	Verizon Communications Inc.	(4,674,600)	7/21/12	44.5200	(50,321)

Nuveen Investments

DPO

Dow 30SM Enhanced Premium & Income Fund Inc. (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Investments in Derivatives at June 30, 2012 (continued)

Call Options Written outstanding (continued):

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)
(275)	Wal-Mart Stores, Inc.	$(1,896,950)	7/21/12	$68.9800	$(39,076)
(1,050)	Wal-Mart Stores, Inc.	(7,301,700)	7/21/12	69.5400	(143,757)
(275)	Walt Disney Company	(1,323,300)	7/21/12	48.1200	(28,649)
(1,050)	Walt Disney Company	(5,044,200)	7/21/12	48.0400	(114,871)
(39,750)	Total Call Options (premiums received $2,720,434)	$(226,732,077)			$(4,383,619)

Total Return Swaps outstanding:

Counterparty	Receive	Pay	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation) (3)
Deutsche Bank	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA less 59 basis points	6/28/13	$49,352,268	$1,496,798
Citibank N.A.	Dow Jones Industrial Average Total Return Index	12-Month USD-LIBOR-BBA less 65 basis points	6/28/13	49,352,268	1,497,044
					$2,993,842

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Investment, or portion of investment, has been pledged as collateral for call options written.

  (3)  Other Assets Less Liabilities includes Value and the net Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives at June 30, 2012.

  (4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  USD-LIBOR-BBA  United States Dollar—London Inter-Bank Offered Rate—British Bankers Association.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2012 (Unaudited)

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Assets
Investments, at value (cost $209,912,802, $135,761,792 and $305,830,778, respectively)	$291,884,942	$178,517,243	$322,965,075
Unrealized appreciation on total return swaps	—	—	2,993,842
Receivables:
Dividends	98,973	155,244	272,895
Investments sold	273	—	—
Options terminated	—	178,075	467,448
Reclaims	850	—	—
Other assets	2,375	4,306	9,227
Total assets	291,987,413	178,854,868	326,708,487
Liabilities
Call options written, at value (premiums received $2,117,191, $1,022,899 and $2,720,434, respectively)	2,595,000	1,653,855	4,383,619
Payables:
Dividends	5,120,523	2,908,462	5,692,181
Options written	—	173,456	455,322
Accrued expenses:
Management fees	239,506	143,275	262,499
Other	147,811	109,620	186,486
Total liabilities	8,102,840	4,988,668	10,980,107
Net assets	$283,884,573	$173,866,200	$315,728,380
Shares outstanding	18,445,346	12,015,674	27,856,933
Net asset value per share outstanding	$15.39	$14.47	$11.33
Net assets consist of:
Shares, $.001 par value per share	$18,445	$12,016	$27,857
Paid-in surplus	215,895,781	142,769,424	358,303,937
Undistributed (Over-distribution of ) net investment income	(11,073,067)	(4,946,293)	(9,697,930)
Accumulated net realized gain (loss)	(2,450,917)	(6,093,442)	(51,370,438)
Net unrealized appreciation (depreciation)	81,494,331	42,124,495	18,464,954
Net assets	$283,884,573	$173,866,200	$315,728,380
Authorized shares	100,000,000	100,000,000	100,000,000

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2012 (Unaudited)

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Investment Income
Dividends (net of foreign tax withheld of $6,697, $ — and $ —, respectively)	$1,501,716	$2,320,815	$4,019,134
Interest	44	722	3,608
Total investment income	1,501,760	2,321,537	4,022,742
Expenses
Management fees	1,245,668	766,730	1,389,127
Shareholders' servicing agent fees and expenses	183	768	250
Custodian's fees and expenses	50,502	38,114	58,947
Directors' fees and expenses	4,125	2,622	4,666
Professional fees	11,545	12,770	12,308
Shareholders' reports — printing and mailing expenses	3,316	1,089	5,409
Stock exchange listing fees	—	4,203	4,666
Investor relations expense	35,533	23,592	48,513
Other expenses	82,969	25,704	51,594
Total expenses before custodian fee credit	1,433,841	875,592	1,575,480
Custodian fee credit	(3)	(20)	(9)
Net expenses	1,433,838	875,572	1,575,471
Net investment income (loss)	67,922	1,445,965	2,447,271
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,667,057	1,932,152	(29,975)
Call options written	(4,720,760)	(765,485)	(1,595,038)
Total return swaps	—	—	5,695,752
Change in net unrealized appreciation (depreciation) of:
Investments	37,649,496	7,343,691	16,474,170
Call options written	(814,405)	(701,147)	(1,831,644)
Total return swaps	—	—	579,169
Net realized and unrealized gain (loss)	34,781,388	7,809,211	19,292,434
Net increase (decrease) in net assets from operations	$34,849,310	$9,255,176	$21,739,705

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)
	Six Months Ended 6/30/12	Year Ended 12/31/11	Six Months Ended 6/30/12	Year Ended 12/31/11	Six Months Ended 6/30/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$67,922	$(117,598)	$1,445,965	$2,813,818	$2,447,271	$4,640,745
Net realized gain (loss) from:
Investments	2,667,057	33,493,903	1,932,152	1,723,050	(29,975)	296,139
Call options written	(4,720,760)	2,557,035	(765,485)	(1,012,768)	(1,595,038)	(2,096,812)
Total return swaps	—	—	—	—	5,695,752	16,356,877
Change in net unrealized appreciation (depreciation) of:
Investments	37,649,496	(24,426,462)	7,343,691	7,466,033	16,474,170	15,245,022
Call options written	(814,405)	933,804	(701,147)	1,072,688	(1,831,644)	2,434,813
Total return swaps	—	—	—	—	579,169	(8,730,328)
Net increase (decrease) in net assets from operations	34,849,310	12,440,682	9,255,176	12,062,821	21,739,705	28,146,456
Distributions to Shareholders
From and in excess of net investment income	(11,140,989)	—	(6,392,339)	—	(12,145,623)	—
From net investment income	—	(8,674,752)	—	(3,632,689)	—	(19,686,916)
From accumulated net realized gains	—	(14,123,696)	—	—	—	—
Return of capital	—	—	—	(10,343,834)	—	(6,910,353)
Decrease in net assets from distributions to shareholders	(11,140,989)	(22,798,448)	(6,392,339)	(13,976,523)	(12,145,623)	(26,597,269)
Capital Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	623,975	—	1,928,293
Net increase (decrease) in net assets from capital share transactions	—	—	—	623,975	—	1,928,293
Net increase (decrease) in net assets	23,708,321	(10,357,766)	2,862,837	(1,289,727)	9,594,082	3,477,480
Net assets at the beginning of period	260,176,252	270,534,018	171,003,363	172,293,090	306,134,298	302,656,818
Net assets at the end of period	$283,884,573	$260,176,252	$173,866,200	$171,003,363	$315,728,380	$306,134,298
Undistributed (Over-distribution of) net investment income at the end of period	$(11,073,067)	$—	$(4,946,293)	$81	$(9,697,930)	$422

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions								Total Returns
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value	Based on Market Value(b)	Based on Net Asset Value(b)
NASDAQ Premium Income & Growth (QQQX)
Year Ended 12/31:
2012(f)	$14.11	$— **	$1.88	$1.88	$(.60	)***	$—	$—	$(.60)	$—	$15.39	$15.28	21.89%	13.26%
2011	14.67	(.01)	.69	.68	(.47)		(.77)	—	(1.24)	—	14.11	13.03	.91	4.82
2010	14.08	(.04)	1.89	1.85	—		—	(1.26)	(1.26)	—	14.67	14.10	7.46	14.05
2009	11.28	(.05)	4.70	4.65	—		—	(1.85)	(1.85)	—	14.08	14.40	79.21	44.32
2008	20.63	(.08)	(7.42)	(7.50)	(.27)		—	(1.58)	(1.85)	—	11.28	9.29	(41.45)	(37.07)
2007(d)	19.10	(.07)	3.34	3.27	—		—	(1.70)	(1.70)	(.04)	20.63	18.26	(.30)	17.95
Dow 30SM Premium & Dividend Income (DPD)
Year Ended 12/31:
2012(f)	14.23	.12	.65	.77	(.53	)***	—	—	(.53)	—	14.47	13.47	6.65	5.38
2011	14.39	.23	.77	1.00	(.30)		—	(.86)	(1.16)	—	14.23	13.12	(1.86)	7.27
2010	13.93	.22	1.48	1.70	(.35)		—	(.89)	(1.24)	—	14.39	14.53	7.87	13.03
2009	13.20	.26	2.27	2.53	(.26)		—	(1.54)	(1.80)	—	13.93	14.74	29.66	20.59
2008	19.95	.29	(5.24)	(4.95)	(.29)		(1.43)	(.08)	(1.80)	—	13.20	12.99	(18.80)	(25.93)
2007	20.14	.25	1.36	1.61	(.47)		(.04)	(1.29)	(1.80)	—	19.95	17.91	(6.48)	8.42
Dow 30SM Enhanced Premium & Income (DPO)
Year Ended 12/31:
2012(f)	10.99	.09	.69	.78	(.44	)***	—	—	(.44)	—	11.33	10.83	10.84	7.01
2011	10.93	.17	.85	1.02	(.71)		—	(.25)	(.96)	—	10.99	10.16	7.02	9.75
2010	10.35	.15	1.45	1.60	(.63)		—	(.39)	(1.02)	—	10.93	10.38	4.95	16.67
2009	9.99	.20	2.16	2.36	(.20)		—	(1.80)	(2.00)	—	10.35	10.94	50.23	26.48
2008	17.75	.26	(6.02)	(5.76)	(.26)		—	(1.74)	(2.00)	— **	9.99	8.89	(35.09)	(34.33)
2007(e)	19.10	.15	(.48)	(.33)	(.15)		(.05)	(.80)	(1.00)	(.02)	17.75	15.98	(15.38)	(1.58)

Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(c)
	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate
NASDAQ Premium Income & Growth (QQQX)
Year Ended 12/31:
2012(f)	$283,885	1.01	%*	.05	%*	—	%****
2011	260,176	1.04		(.04)		51
2010	270,534	1.08		(.25)		33
2009	259,728	1.11		(.38)		0
2008	206,291	1.05		(.47)		19
2007(d)	377,248	1.06	*	(.36	)*	31
Dow 30SM Premium & Dividend Income (DPD)
Year Ended 12/31:
2012(f)	173,866	1.00	*	1.65	*	0
2011	171,003	1.02		1.63		0
2010	172,293	1.10		1.59		0
2009	165,397	1.14		2.02		6
2008	153,527	1.08		1.72		11
2007	230,464	1.07		1.23		0
Dow 30SM Enhanced Premium & Income (DPO)
Year Ended 12/31:
2012(f)	315,728	.99	*	1.54	*	39
2011	306,134	1.01		1.52		3
2010	302,657	1.06		1.43		0
2009	285,171	1.08		2.11		6
2008	268,628	1.03		1.83		12
2007(e)	475,312	1.03	*	1.38	*	8

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  For the fiscal years ended subsequent to December 31, 2009, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

  For the fiscal years ended December 31, 2009, and prior, the Fund's Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Investment Advisers, LLC, the Funds' previous investment adviser. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

(c)  Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash deposit with the custodian bank, where applicable.

(d)  For the period January 30, 2007 (commencement of operations) through December 31, 2007.

(e)  For the period May 30, 2007 (commencement of operations) through December 31, 2007.

(f)  For the six months ended June 30, 2012.

*  Annualized.

**  Rounds to less than $.01 per share.

***  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2012.

****  Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are NASDAQ Premium Income & Growth Fund Inc. (QQQX), Dow 30SM Premium & Dividend Income Fund Inc. (DPD) and Dow 30SM Enhanced Premium & Income Fund Inc. (DPO) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

NASDAQ Premium Income & Growth's (QQQX) investment objective is high current income and capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets in a portfolio of investments (the "NASDAQ Investment Portfolio") designed to closely track the performance, before fees and expenses, of the NASDAQ 100® Index (the "Index"). Second, in attempting to generate premium income and reduce the volatility of the Fund's returns, with the intent of improving the Fund's risk-adjusted returns, the Fund will write (sell) call options on the Index, which are fully collateralized by the NASDAQ Investment Portfolio. Under normal circumstances, the notional value of the written options is not expected to exceed 50% of the Fund's net assets.

Dow 30SM Premium & Dividend Income's (DPD) investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the thirty stocks included in the Dow Jones Industrial AverageSM ("DJIA") (the "Stocks") in approximately the amounts such Stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the DJIA (the "Other Instruments"). Second, the Fund will write (sell) covered call options on some or all of the Stocks or Other Instruments.

Dow 30SM Enhanced Premium & Income's (DPO) investment objective is to provide a high level of premium and dividend income and the potential for capital appreciation. Under normal circumstances, the Fund will purchase all of the thirty common stocks included in the DJIA, weighted in approximately the same proportions as in the DJIA ("Dow Stocks"). The Fund will also purchase other securities or financial instruments, primarily swap contracts, designed to provide additional investment exposure (i.e., leverage) to the return of the Dow Stocks ("Additional Dow Exposure"). The Dow Stocks and the Additional Dow Exposure are collectively referred to as "Total Dow Exposure." The Fund also will engage in certain option strategies, primarily consisting of writing (selling) covered call options on some or all of the Dow Stocks ("Options"). The Options will be written on approximately 50% (or less) of the Total Dow Exposure at the time they are written. As a result, generally 50% (or more) of the Fund's Total Dow Exposure will have the potential for full capital appreciation. The portion of the Total Dow Exposure subject to the Options will be limited in the amount of capital appreciation that may be obtained.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These securities may represent a transfer from a Level 1 to a Level 2 security.

Nuveen Investments

Prices of fixed-income securities and total return swap contracts are provided by a pricing service approved by the Funds' Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc. (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Index options are valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 Eastern Time (ET), which is different from the normal 4:00 ET close of the NYSE (the time of day as of which each Fund's NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 or NASDAQ-100 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Funds' Board of Directors or its designee will determine a value for the options. Any such valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances. Index options are generally classified as Level 1.

The values of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Directors or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2012, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when a Fund realizes net capital gains, each Fund may choose to

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Directors, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from a Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2011 are reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2012, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (over-distribution of) net investment income" as of June 30, 2012, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2012 reflect an over-distribution of net investment income.

Options Transactions

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies. The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations. The changes in values of the options written during the reporting period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and

Nuveen Investments

any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call/put options purchased and/or written" on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended June 30, 2012, NASDAQ Premium Income & Growth (QQQX) wrote call options on the NASDAQ 100 Index, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential, which is capped at the amount of premium received for the option Dow 30SM Premium & Dividend Income (DPD) and Dow 30SM Enhanced Premium Income (DPO) each wrote covered call options on individual stocks held in their portfolios to enhance returns while foregoing some upside potential of each stock above the options strike price. The Funds did not write put options or purchase call/put options during the six months ended June 30, 2012.

The average notional amount of call options written during the six months ended June 30, 2012, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Average notional amount of call options written*	$(86,833,333)	$(83,471,561)	$(213,215,307)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Swap Contracts

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and may enter into total return swap contracts to manage its exposure to the market or certain sectors of the market, or to create exposure to certain securities to which it is otherwise not exposed. Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are valued daily. A Fund accrues daily the periodic payments expected to be paid and received on each swap contract and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on total return swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of total return swaps." Income received or paid by a Fund is recognized as a component of "Net realized gain (loss) from total return swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of the swap contract, and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the swap contract. Payments received or made at the beginning of the measurement period, if any, are recognized as a component of "Total return swap premiums paid and/or received" on the Statement of Assets and Liabilities.

During the six months ended June 30, 2012, Dow 30SM Enhanced Premium & Income (DPO) entered into total return swap contracts that receive the total return of the DJIA while paying a floating rate of interest; adding leverage and additional equity exposure to the Fund. The average notional amount of total return swap contacts outstanding during the six months ended June 30, 2012, was as follows:

Dow 30SM Enhanced Premium & Income (DPO)
Average notional amount of total return swaps outstanding*	$94,603,908

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on swap activity.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity.

Nuveen Investments

Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

NASDAQ Premium Income & Growth (QQQX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$284,343,213	$—	$—	$284,343,213
Short-Term Investments:
Repurchase Agreements	—	7,541,729	—	7,541,729
Derivatives:
Call Options Written	(2,595,000)	—	—	(2,595,000)
Total	$281,748,213	$7,541,729	$—	$289,289,942
Dow 30SM Premium & Dividend Income (DPD)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$173,587,680	$—	$—	$173,587,680
Short-Term Investments:
Repurchase Agreements	—	2,929,885	—	2,929,885
U.S. Treasury Bills	—	1,999,678	—	1,999,678
Derivatives:
Call Options Written	—	(1,653,855)	—	(1,653,855)
Total	$173,587,680	$3,275,708	$—	$176,863,388
Dow 30SM Enhanced Premium & Income (DPO)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$302,231,071	$—	$—	$302,231,071
Short-Term Investments:
Repurchase Agreements	—	10,335,678	—	10,335,678
U.S. Treasury Bills	—	10,398,326	—	10,398,326
Derivatives:
Call Options Written	—	(4,383,619)	—	(4,383,619)
Total Return Swaps**	—	2,993,842	—	2,993,842
Total	$302,231,071	$19,344,227	$—	$321,575,298

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of June 30, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

NASDAQ Premium Income & Growth (QQQX)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$(2,595,000)

Dow 30SM Premium & Dividend Income (DPD)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$(1,653,855)

Dow 30SM Enhanced Premium & Income (DPO)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$(4,383,619)
Equity Price	Swaps	Unrealized appreciation on total return swaps	2,993,842	—	—

Nuveen Investments

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$(4,720,760)	$(765,485)	$(1,595,038)

Net Realized Gain (Loss) from Total Return Swaps	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$5,695,752

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$(814,405)	$(701,147)	$(1,831,644)

Change in Net Unrealized Appreciation (Depreciation) of Total Return Swaps	Dow 30SM Enhanced Premium & Income (DPO)
Risk Exposure
Equity Price	$579,169

4. Fund Shares

The Funds have not repurchased any of their outstanding shares since the inception of their share repurchase programs.

Transactions in Fund shares were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		Dow 30SM Enhanced Premium & Income (DPO)
	Six Months Ended 6/30/12	Year Ended 12/31/11	Six Months Ended 6/30/12	Year Ended 12/31/11	Six Months Ended 6/30/12	Year Ended 12/31/11
Shares issued to shareholders due to reinvestment of distributions	—	—	—	42,268	—	178,414

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the six months ended June 30, 2012, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Purchases	$305,090	$—	$98,704,536
Sales and maturities	19,557,619	7,934,200	110,784,104

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Transactions in call options written during the six months ended June 30, 2012, were as follows:

	NASDAQ Premium Income & Growth (QQQX)		Dow 30SM Premium & Dividend Income (DPD)		DOW 30SM Enhanced Premium & Income (DPO)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of period	200	$746,596	15,000	$1,012,940	36,000	$2,431,057
Call options written	1,700	6,063,172	78,000	4,591,772	201,750	11,891,795
Call options terminated in closing purchase transactions	(1,325)	(4,259,181)	(28,800)	(1,707,360)	(71,700)	(4,200,136)
Call options expired	(175)	(433,396)	(49,200)	(2,874,453)	(126,300)	(7,402,282)
Outstanding, end of period	400	$2,117,191	15,000	$1,022,899	39,750	$2,720,434

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Cost of investments	$209,973,722	$135,761,469	$306,116,454
Gross unrealized:
Appreciation	95,047,485	50,894,167	49,148,270
Depreciation	(13,136,265)	(8,138,393)	(32,299,649)
Net unrealized appreciation (depreciation) of investments	$81,911,220	$42,755,774	$16,848,621

Permanent differences, primarily due to net operating losses and tax basis earning and profits adjustments, resulted in reclassifications among the Funds' components of net assets at December 31, 2011, the Funds' last tax year-end, as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Paid-in surplus	$(8,792,975)	$(821,457)	$(15,797,248)
Undistributed (Over-distribution of) net investment income	22,916,046	818,952	15,046,593
Accumulated net realized gain (loss)	(14,123,071)	2,505	750,655

Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, the Funds' last tax year end, were as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Undistributed net ordinary income	$—	$—	$—
Undistributed net long-term capital gains	—	—	—

The tax character of distributions paid during the Funds' last tax year ended December 31, 2011 was designated for purposes of the dividends paid deduction as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Distributions from net ordinary income*	$8,674,752	$3,632,689	$19,686,916
Distributions from net long-term capital gains	14,123,696	—	—
Return of capital	—	10,343,834	6,910,353

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2011, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Expiration:
December 31, 2017	$7,152,077	$54,893,319

During the Funds' last tax year ended December 31, 2011, the Funds utilized their capital loss carryforwards as follows:

	NASDAQ Premium Income & Growth (QQQX)	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Utilized capital loss carryforwards	$22,815,039	$820,832	$15,796,623

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010 will not be subject to expiration. During the Funds' last tax year ended December 31, 2011, there were no post-enactment capital losses generated by any of the Funds.

The Funds have elected to defer losses incurred from November 1, 2011 through December 31, 2011, the Funds' last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer losses as follows:

	Dow 30SM Premium & Dividend Income (DPD)	Dow 30SM Enhanced Premium & Income (DPO)
Post-October capital losses	$108,045	$259,308
Late-year ordinary losses	—	—

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	NASDAQ Premium Income & Growth (QQQX) Dow 30SM Premium & Dividend Income (DPD) Dow 30SM Enhanced Premium & Income (DPO) Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2012, the complex-level fee rate for these Funds was .1731%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund's overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the "Sub-Adviser"), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Directors (each, a "Board" and each Director, a "Board Member") of the Funds, including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreements (each, an "Investment Management Agreement") between each Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between the Advisor and Nuveen Asset Management, LLC (the "Sub-Advisor") (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds' investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through

Nuveen Investments

its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor's integrity and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor's investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the

Nuveen Investments

latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds' performance and the applicable investment team. In this regard, the Board reviewed each Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the NASDAQ Premium Income & Growth Fund Inc. and the Dow 30SM Enhanced Premium & Income Fund Inc., which did not exist for part of the foregoing time frame).

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

of the fund (or respective class) during that shareholder's investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that each Fund had demonstrated generally favorable performance in comparison to its peers, performing in the top two quartiles.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average

Nuveen Investments

and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members observed that each Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements, if any) below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

Nuveen Investments

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers' profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently (continued)

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Dow Jones Industrial Average: An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Fund's investment exposure.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  NASDAQ-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on The Nasdaq Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Funds's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory Leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Directors

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares. Any future repurchases will be reported in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

ESA-E-0612D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)                  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)                  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)                  Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)                                 If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NASDAQ Premium Income & Growth Fund Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2012